UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL

SERIES

ANNUAL REPORT

December 31, 2011

International Value Fund

Emerging Markets Fund

International Growth Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

Market Conditions

The year ended December 31, 2011 was difficult for international equity markets. As the year began, a combination of abundant liquidity, investor optimism on the outlook for global economic growth and quantitative easing by central banks created a positive environment for equities worldwide. However, as the year wore on investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of European banks. In addition, weakness in manufacturing data in the United States, Europe and China led to heightened fears of a double-dip global recession. Global markets were further unsettled by the credit-rating downgrade on U.S. debt. Against this uncertainty, investors shunned risky assets, including equities.

Returns on international equities for U.S. investors were also hurt by a strong U.S. dollar, which appreciated against most of the world’s currencies. Emerging market currencies were hurt the most. The South African rand, Indian rupee and Brazilian real declined 18.1%, 15.8% and 11.0%, respectively. The euro fell 3.2% and the Canadian dollar dropped 2.4%, while the Japanese yen appreciated 5.4% for the year.

Performance Results

For the 12 months ended December 31, 2011, Institutional Class shares of International Value Fund returned –18.22%. The fund underperformed its benchmark, the MSCI ACWI ex USA, which returned –13.33% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning –18.40%.

Explanation of Fund Performance

The main contributor to underperformance was stock selection in Europe, where the fund’s holdings declined 18.1% compared to the benchmark’s decrease of 10.7% for the year. French steel manufacturer ArcelorMittal was among the holdings most hurt by the deteriorating outlook for global economic growth. The fund’s Emerging Markets holdings also underperformed, falling 21.9% compared to the benchmark’s decline of 18.2%. Concerns over a slowdown in the Chinese economy hurt Chinese stocks, with China State Construction and Ping An Insurance being among the largest detractors from performance. The fund’s North American (Canadian) holdings declined 14.3% for the year compared to the benchmark decrease of 12.2%. Teck Resources was among the largest detractors and Canadian National Railway was the largest positive contributor. Stock selection in the Pacific region, ex Japan, which fell 8.4% compared to a 12.7% decrease in the index, had a positive effect, with Commonwealth Bank of Australia performing well. The fund’s holdings in Japan declined 12.2%, while the index fell 14.2%. Drug manufacturer Astellas Pharma made the largest positive contribution among Japanese holdings.

On a sector basis, the fund’s holdings in financials underperformed, with France’s BNP Paribas and Lloyds Banking Group of the U.K. hit hard by the fallout from the worsening European sovereign debt crisis. The fund’s position in Lloyds Banking Group was sold during the period. Materials and consumer discretionary also underperformed, with Russian steel producer Evraz and Brazilian homebuilder Gafisa among the largest detractors in their respective sectors. In absolute terms, healthcare was the best performing sector for the fund, with holdings rising 9.1% as investors turned to defensive stocks. That resulted in solid gains for pharmaceutical companies, including Roche and GlaxoSmithKline.

Outlook

The global macroeconomic environment is likely to remain somewhat challenging in 2012, as investors grapple with a continuation of many of the tensions that affected markets in 2011. More constructive data out of the United States and China have partially alleviated the growth scare that peaked in the third quarter of 2011, but worries about the strength of economic activity in these economies remain. And, while European policy makers seem to be moving in the right direction, we have yet to see the forceful policy response necessary to rebuild investor confidence in the long-term success of the European Monetary Union as it currently stands. Against this backdrop, we expect ongoing volatility in equity markets through much of 2012.

As long-term fundamental value investors, we seek to take advantage of the extensive company-specific opportunities that are available as a result of market volatility and weakness. In this environment, we continue to look for high-quality, well-managed businesses with strong balance sheets. We believe these companies are well positioned to provide positive returns for investors over the long term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 2001 through December 31, 20113

Average Annual Total Returns — December 31, 20113

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	-18.22%	7.63%	-4.12%	5.53%	—
Advisor Class (Inception 9/13/2005)	-18.40%	7.46%	-4.29%	—	1.15%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[2]
MSCI ACWI ex USA[1]	-13.33%	11.20%	-2.48%	6.76%	2.55%

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, call 800-414-6927. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks” sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[4]	Net Expense Ratio[5]
Institutional	1.14%	1.10%
Advisor	1.29	1.25

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 9/30/05.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Before fee waivers and/or expense reimbursements.

[5]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Market Conditions

The year ended December 31, 2011, was difficult for emerging market equities. As the year began, a combination of abundant liquidity, investor optimism on the outlook for global economic growth and quantitative easing by central banks created a positive environment for equities worldwide. However, as the year wore on, investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of European banks. In addition, weakness in manufacturing data in the United States, Europe and China led to heightened fears of a double-dip global recession. Global markets were further unsettled by the credit-rating downgrade of U.S. debt. Against this uncertainty, investors shunned risky assets such as emerging market equities.

Returns on emerging market equities for U.S. investors were also hurt by a strong U.S. dollar, which appreciated against most of the world’s currencies. Emerging market currencies were hurt the most, with the South African rand, Indian rupee and Brazilian real declining 18.1%, 15.8% and 11.0%, respectively.

Performance Results

For the 12 months ended December 31, 2011, Institutional Class shares of Emerging Markets Fund returned –25.09%. The fund underperformed its benchmark, the MSCI Emerging Markets Index, which returned –18.17% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning –25.19%.

Explanation of Fund Performance

The main contributor to underperformance was stock selection in Latin America, where fund holdings fell 27.4% for the period compared to the benchmark’s decline of 19.1%. Brazilian home builder Gafisa and consumer products group Hypermarcas were among the leading underperformers, as policy makers in Brazil raised interest rates to stem inflationary pressure. The fund’s position in Hypermarcas was sold during the period. The fund’s Europe, Middle East and Africa (EMEA) holdings also underperformed. They fell 25.6% while the EMEA position in the index fell 20.2%. The threat of a stalling global economic recovery drove commodity prices lower, which hurt mining operators such as Impala Platinum of South Africa and Mechel of Russia. Stock selection in Asia also detracted from performance, with Indian engineering company Larsen & Toubro and Korea’s Hyundai Heavy Industries among the worst performers.

On a sector basis, holdings in consumer staples underperformed, with the above-mentioned Hypermarcas among the weaker performers. Consumer discretionary holdings also underperformed, with Brazil’s Gafisa and China’s GOME Electrical among the leading detractors. Meanwhile, utilities was the top performing sector in both absolute and relative terms, bolstered by Brazilian electric utility Cemig, which had a very productive year.

Outlook

The global macroeconomic environment is likely to remain somewhat challenging in 2012 as investors grapple with a continuation of many of the tensions that affected markets in 2011. Within this context, we expect emerging markets to be a bright spot, as growth prospects remain substantially better than in the more developed parts of the world. Slowing global growth has alleviated much of the inflationary pressure that posed a risk to many emerging economies at this time last year.

The current volatile environment should create many opportunities that we believe we can capture via both high quality domestic-oriented companies and leading global companies that are domiciled in emerging market countries.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Ronald Holt, CFA

President & CEO, Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 2001 through December 31, 20113

Average Annual Total Returns — December 31, 20113

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	-25.09%	15.03%	-0.77%	11.46%	—
Advisor Class (Inception 9/13/2005)	-25.19%	14.79%	-0.92%	—	5.07%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[2]
MSCI Emerging Markets Index[1]	-18.17%	20.42%	2.70%	14.20%	8.07%

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, call 800-414-6927. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks” sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[4]	Net Expense Ratio[5]
Institutional	1.58%	1.50%
Advisor	1.87	1.65

NOTES TO CHARTS

[1]	MSCI Emerging Markets Index is an unmanaged index that is designed to measure the equity market performance of emerging markets.

[2]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 9/30/05.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Before fee waivers and/or expense reimbursements.

[5]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market Conditions

The year ended December 31, 2011 was difficult for international equity markets. As the year began, a combination of abundant liquidity, investor optimism on the outlook for global economic growth and quantitative easing by central banks created a positive environment for equities worldwide. However, as the year wore on investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of European banks. In addition, weakness in manufacturing data in the United States, Europe and China led to heightened fears of a double-dip global recession. Global markets were further unsettled by the credit-rating downgrade on U.S. debt. Against this uncertainty, investors shunned risky assets, including equities.

Returns on international equities for U.S. investors were also hurt by a strong U.S. dollar, which appreciated against most of the world’s currencies. Emerging market currencies were hurt the most. The South African rand, Indian rupee and Brazilian real declined 18.1%, 15.8% and 11.0%, respectively. The euro fell 3.2% and the Canadian dollar dropped 2.4%, while the Japanese yen appreciated 5.4% for the year.

Performance Results

For the 12 months ended December 31, 2011, Institutional Class shares of International Growth Fund returned –17.61%. The fund underperformed its benchmark, the MSCI ACWI ex USA, which returned –13.33% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning –17.82%.

Explanation of Fund Performance

The main contributor to underperformance was stock selection in Europe, where the fund’s holdings fell 14.5% compared to –10.7% for the benchmark. Concerns over the global economic recovery hurt cyclical stocks. U.K.-listed mining company Vedanta Resources and LED manufacturing equipment maker Aixtron of Germany were two main detractors. North American (Canadian) holdings underperformed, with a decline of 33.1% versus –12.2% for the index. Uranium producer Cameco was one of the main detractors. The fund’s holdings in the Pacific region, ex Japan underperformed. They fell 23.8% versus the index’s 12.7% decline. Australia’s Woodside Petroleum and BHP Billiton were among the poorest performers. The fund’s holdings in Japan marginally underperformed, with a decline of 14.5% compared to a 14.2% decline for the benchmark. Auto parts manufacturer NGK Insulators was among the main detractors and was sold during the period. The fund’s emerging market holdings held up better than the index. They fell 15.6% against the 18.2% decline in the index. Brazilian electric utility Cemig was among the leading contributors.

On a sector basis, the fund’s materials holdings underperformed. German chemical company Wacher Chemie and the French steel manufacturer ArcelorMittal were among the holdings most affected by the deteriorating outlook for global economic growth. The fund’s energy holdings underperformed, with Canadian uranium producer Cameco suffering a sharp reversal as a result of the Japanese nuclear crisis. The fund’s financials underperformed, with France’s BNP Paribas and Austria’s Erste Group Bank hit hard by fallout from Europe’s worsening sovereign debt crisis. Both were sold during the period. Information technology outperformed. Britain’s Autonomy was the main contributor, after it was acquired by Hewlett Packard at a considerable premium. Utilities also outperformed, bolstered by Cemig, which had a very productive period.

Outlook

The global macroeconomic environment is likely to remain somewhat challenging in 2012, as investors grapple with a continuation of tensions that affected markets in 2011. More constructive data out of the United States and China have partially alleviated the growth scare that peaked in the third quarter of this year, but worries about the strength of economic activity in these economies remain. And, while European policy makers seem to be moving in the right direction, we have yet to see the forceful policy response necessary to rebuild investor confidence in the long-term success of the European Monetary Union as it currently stands. Against this backdrop, we expect on-going volatility in equity markets through much of 2012.

In this environment, we believe that focusing on high-quality names with good secular growth potential should stand us in good stead. As always, we remain focused on company-specific opportunities. Overall portfolio positioning reflects those individual decisions in the context of our macro, sector and regional risk controls.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through December 31, 20113

Average Annual Total Returns — December 31, 20113

	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	-17.61%	10.85%	-4.13%	6.20%
Advisor Class (Inception 9/13/2005)	-17.82%	10.68%	-4.33%	0.65%

				Since Inception[2]

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	-13.33%	11.20%	-2.48%	8.68%	2.55%

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, call 800-414-6927. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks”sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[4]	Net Expense Ratio[5]
Institutional	0.87%	0.87%
Advisor	1.10	1.10

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 6/30/03; Advisor Class from 9/30/05.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Before fee waivers and/or expense reimbursements.

[5]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ngam.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

For more complete information on any Hansberger International Series Fund, contact your financial professional or call Hansberger International Series Funds at 800-414-6927 and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available by calling 800-414-6927 and from the SEC website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2011 through December 31, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
INSTITUTIONAL CLASS
Actual	$1,000.00	$800.80	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
ADVISOR CLASS
Actual	$1,000.00	$800.70	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.12% and 1.28% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
INSTITUTIONAL CLASS
Actual	$1,000.00	$762.10	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
ADVISOR CLASS
Actual	$1,000.00	$761.30	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.50% and 1.65% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
INSTITUTIONAL CLASS
Actual	$1,000.00	$794.80	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43
ADVISOR CLASS
Actual	$1,000.00	$794.20	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*	Expenses are equal to the Fund's annualized expense ratio: 0.87% and 1.07% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2011

Shares	Description	Value (†)

Common Stocks — 156.1% of Net Assets
	Australia — 5.0%
16,080	Commonwealth Bank of Australia	$807,720
43,402	Westpac Banking Corp.	886,019

		1,693,739

	Brazil — 7.3%
15,977	Banco Bradesco S.A., Sponsored Preference ADR	266,496
41,041	Cia Energetica de Minas Gerais, Sponsored Preference ADR	730,119
71,539	Gafisa S.A., ADR	329,080
25,123	Petroleo Brasileiro S.A., Sponsored Preference ADR	590,139
28,133	Vale S.A., Sponsored Preference ADR	579,540

		2,495,374

	Canada — 10.5%
20,242	Bank of Nova Scotia	1,009,964
9,749	Canadian National Railway Co.	765,882
7,861	Potash Corp. of Saskatchewan, Inc.	324,502
27,248	Suncor Energy, Inc.	785,560
19,591	Teck Resources Ltd., Class B	689,407

		3,575,315

	China — 17.6%
1,113,710	China Construction Bank Corp., Class H	773,594
364,000	China Overseas Land & Investment Ltd.	604,088
187,000	China Shenhua Energy Co. Ltd., Class H	809,837
2,090,320	China State Construction International Holdings Ltd., Class H	1,484,662
458,500	China ZhengTong Auto Services Holdings Ltd.(b)	448,030
1,751,000	GOME Electrical Appliances Holdings Ltd.	402,788
91,000	Ping An Insurance (Group) Co. of China Ltd., Class H	598,196
174,600	Weichai Power Co. Ltd., Class H	856,516

		5,977,711

	France — 10.5%
29,599	ArcelorMittal	537,827
17,687	BNP Paribas	688,721
19,872	Faurecia	374,530
17,384	GDF Suez	472,378
10,674	Sanofi	780,245
14,177	Total S.A.	723,422

		3,577,123

	Germany — 8.1%
7,996	Adidas AG	519,524
10,735	Bayer AG, (Registered)	685,574
14,688	SAP AG	776,873
8,069	Siemens AG, (Registered)	772,008

		2,753,979

	Hong Kong — 1.5%
64,000	Wing Hang Bank Ltd.	524,016

	India — 2.9%
14,539	ICICI Bank Ltd., Sponsored ADR	384,266
11,703	Infosys Ltd., Sponsored ADR	601,300

		985,566

Shares	Description	Value (†)

	Italy — 2.1%
34,070	ENI SpA	$702,443

	Japan — 25.3%
51,000	Asahi Glass Co. Ltd.	426,354
22,000	Astellas Pharma, Inc.	893,360
122,000	Bank of Yokohama (The) Ltd.	575,594
21,800	Canon, Inc.	959,359
6,800	FANUC Corp.	1,037,219
48,300	Mitsui & Co. Ltd.	748,614
4,300	Nintendo Co. Ltd.	590,356
18,700	Shin-Etsu Chemical Co. Ltd.	918,540
46,600	Sumitomo Corp.	629,899
213,000	Sumitomo Mitsui Trust Holdings, Inc.	624,630
33,800	THK Co. Ltd.	665,783
7,920	Yamada Denki Co. Ltd.	539,504

		8,609,212

	Korea — 3.9%
13,665	KB Financial Group, Inc.	430,590
962	Samsung Electronics Co. Ltd.	884,883

		1,315,473

	Norway — 1.6%
29,711	Subsea 7 S.A.(b)	548,469

	Russia — 6.0%
61,354	Gazprom, Sponsored ADR	655,322
10,195	LUKOIL, Sponsored ADR	542,374
24,487	MMC Norilsk Nickel, ADR	374,896
209,539	Sberbank	470,116

		2,042,708

	Singapore — 2.0%
75,600	DBS Group Holdings Ltd.	671,046

	South Africa — 2.8%
54,331	MTN Group Ltd.	965,314

	Sweden — 1.7%
47,018	Sandvik AB	574,817

	Switzerland — 13.5%
42,214	ABB Ltd., (Registered)(b)	793,043
10,601	Cie Financiere Richemont S.A., Class A	533,259
19,551	Credit Suisse Group AG, (Registered)(b)	458,239
22,664	Nestle S.A., (Registered)	1,301,446
11,044	Novartis AG, (Registered)	630,536
5,097	Roche Holding AG	861,996

		4,578,519

	Taiwan — 3.2%
21,000	HTC Corp.	344,206
290,893	Taiwan Semiconductor Manufacturing Co. Ltd.	726,825

		1,071,031

	United Kingdom — 30.6%
260,447	Barclays PLC	713,282
28,948	BHP Billiton PLC	846,314
121,112	BP PLC	862,715
70,626	Eurasian Natural Resources Corp. PLC	696,546
122,136	Evraz PLC(b)	710,720
34,661	GlaxoSmithKline PLC	789,783
63,797	HSBC Holdings PLC	485,979
82,013	ICAP PLC	441,760

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2011

Shares	Description	Value (†)

	United Kingdom — continued
56,320	Prudential PLC	$557,240
26,404	Standard Chartered PLC	577,522
117,701	Tesco PLC	736,436
42,772	Unilever PLC	1,434,320
360,922	Vodafone Group PLC	1,006,288
53,448	WPP PLC	560,523

		10,419,428

	Total Common Stocks (Identified Cost $53,665,241)	53,081,283

Preferred Stocks — 1.9%
	Germany — 1.9%
11,225	Henkel AG & Co. KGaA (Identified Cost $375,015)	647,101

	Total Investments — 158.0% (Identified Cost $54,040,256)(a)	53,728,384
	Other assets less liabilities — (58.0)%	(19,713,524)

	Net Assets — 100.0%	$34,014,860

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $56,832,359 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,078,666
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,182,641)

	Net unrealized depreciation	$(3,103,975)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2011 (unaudited)

Commercial Banks	29.1%
Oil, Gas & Consumable Fuels	16.6
Pharmaceuticals	13.6
Metals & Mining	13.0
Machinery	9.2
Food Products	8.0
Wireless Telecommunication Services	5.8
Semiconductors & Semiconductor Equipment	4.8
Construction & Engineering	4.4
Specialty Retail	4.1
Trading Companies & Distributors	4.1
Software	4.0
Chemicals	3.7
Insurance	3.3
Textiles, Apparel & Luxury Goods	3.1
Office Electronics	2.8
Capital Markets	2.7
Electrical Equipment	2.3
Industrial Conglomerates	2.3
Road & Rail	2.2
Food & Staples Retailing	2.2
Electric Utilities	2.1
Other Investments, less than 2% each	14.6

Total Investments	158.0
Other assets less liabilities	(58.0)

Net Assets	100.0%

Currency Exposure at December 31, 2011 (unaudited)

British Pound	29.2%
Japanese Yen	25.3
United States Dollar	23.7
Euro	22.6
Hong Kong Dollar	20.5
Swiss Franc	13.5
Australian Dollar	5.0
South Korean Won	3.9
New Taiwan Dollar	3.2
Canadian Dollar	3.0
South African Rand	2.8
Singapore Dollar	2.0
Other, less than 2% each	3.3

Total Investments	158.0
Other assets less liabilities	(58.0)

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2011

Shares	Description	Value (†)

Common Stocks — 94.7% of Net Assets
	Brazil — 15.8%
53,508	Banco Bradesco S.A., Sponsored Preference ADR	$892,513
49,461	Banco do Brasil S.A.	628,455
25,414	Cia de Bebidas das Americas, Preference ADR	917,191
35,263	Cia Energetica de Minas Gerais, Sponsored Preference ADR	627,329
70,393	Gafisa S.A., ADR	323,808
25,439	Natura Cosmeticos S.A.	494,528
70,716	OGX Petroleo e Gas Participacoes S.A., Sponsored ADR(b)	515,520
53,875	Petroleo Brasileiro S.A., ADR	1,338,794
29,979	Telefonica Brasil S.A., Preference ADR	819,326
80,984	Vale S.A., Sponsored Preference ADR	1,668,270

		8,225,734

	China — 21.8%
589,000	Belle International Holdings Ltd.	1,026,275
1,988,580	China Construction Bank Corp., Class H	1,381,288
54,000	China Mobile Ltd.	524,641
374,000	China National Building Material Co. Ltd., Class H	420,739
334,000	China Overseas Land & Investment Ltd.	554,300
5,690	China Petroleum & Chemical Corp., ADR	597,735
159,500	China Shenhua Energy Co. Ltd., Class H	690,744
1,033,200	China State Construction International Holdings Ltd., Class H	733,836
574,000	China ZhengTong Auto Services Holdings Ltd.(b)	560,892
345,000	CNOOC Ltd.	603,364
288,000	Dongfeng Motor Group Co. Ltd., Class H	494,711
1,975,000	GOME Electrical Appliances Holdings Ltd.	454,315
2,148,425	Industrial & Commercial Bank of China Ltd., Class H	1,271,734
91,000	Ping An Insurance (Group) Co. of China Ltd., Class H	598,196
30,700	Tencent Holdings Ltd.	614,323
172,600	Weichai Power Co. Ltd., Class H	846,705

		11,373,798

	Colombia — 0.6%
20,329	Petrominerales Ltd.	330,452

	Hong Kong — 0.5%
390,000	Trinity Ltd.	281,044

	India — 5.6%
116,707	DLF Ltd.	401,799
23,949	Housing Development Finance Corp. Ltd.	292,247
23,608	ICICI Bank Ltd., Sponsored ADR	623,960
16,819	Infosys Ltd., Sponsored ADR	864,160
40,191	Larsen & Toubro Ltd.	752,109

		2,934,275

	Indonesia — 3.5%
2,418,500	Adaro Energy Tbk PT	470,660
105,500	Astra International Tbk PT	859,729
697,023	Bank Mandiri Tbk PT	518,020

		1,848,409

	Korea — 13.4%
2,878	Hyundai Heavy Industries Co. Ltd.	643,491
5,993	Hyundai Motor Co.	1,110,069

Shares	Description	Value (†)

	Korea — continued
18,920	KB Financial Group, Inc.	$596,177
2,789	LG Chem Ltd.	769,083
2,304	Lotte Shopping Co. Ltd.	680,084
2,443	Samsung Electronics Co. Ltd.	2,247,163
7,188	Samsung Life Insurance Co. Ltd.	505,458
2,031	Shinsegae Co. Ltd.	432,407

		6,983,932

	Malaysia — 3.4%
235,300	CIMB Group Holdings Bhd	551,749
353,000	Genting Bhd	1,223,738

		1,775,487

	Mexico — 3.2%
33,029	America Movil SAB de CV, Series L, ADR	746,455
138,129	Grupo Financiero Banorte SAB de CV, Class O	418,207
184,775	Grupo Mexico SAB de CV, Series B	485,815

		1,650,477

	Nigeria — 1.2%
140,385	Guaranty Trust Bank PLC, GDR	638,752

	Peru — 1.1%
5,207	Credicorp Ltd.	570,010

	Russia — 6.3%
13,417	Eurasia Drilling Co. Ltd., GDR	315,299
92,470	Gazprom, Sponsored ADR	987,672
17,473	LUKOIL, Sponsored ADR	929,564
28,163	MMC Norilsk Nickel, ADR	431,175
274,473	Sberbank	615,800

		3,279,510

	South Africa — 5.1%
10,517	Kumba Iron Ore Ltd.	650,014
53,728	MTN Group Ltd.	954,600
10,357	Naspers Ltd., N Shares	452,409
36,245	Shoprite Holdings Ltd.	610,574

		2,667,597

	Taiwan — 8.1%
1,018,289	Chinatrust Financial Holding Co. Ltd.	634,563
212,140	Formosa Plastics Corp.	565,495
199,951	Hon Hai Precision Industry Co. Ltd.	546,813
37,450	HTC Corp.	613,833
752,886	Taiwan Semiconductor Manufacturing Co. Ltd.	1,881,160

		4,241,864

	Thailand — 1.7%
166,081	Bangkok Bank PLC	862,038

	Turkey — 1.3%
97,824	KOC Holding AS	292,780
128,264	Turkiye Garanti Bankasi A/S	398,755

		691,535

	United Kingdom — 2.1%
53,267	Eurasian Natural Resources Corp. PLC	525,344
101,207	Evraz PLC(b)	588,933

		1,114,277

	Total Common Stocks (Identified Cost $52,322,907)	49,469,191

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2011

Shares	Description	Value (†)

Preferred Stocks — 1.3%
	Brazil — 1.3%
61,285	Banco do Estado do Rio Grande do Sul, Class B (Identified Cost $702,409)	657,124

Principal Amount
Short-Term Investments — 3.5%
$1,827,279	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $1,827,279 on 1/03/2012 collateralized by $1,850,000 U.S. Treasury Note, 0.625% due 7/15/2014 valued at $1,868,325 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,827,279)	$1,827,279

	Total Investments — 99.5% (Identified Cost $54,852,595)(a)	51,953,594
	Other assets less liabilities — 0.5%	280,270

	Net Assets — 100.0%	52,233,864

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $55,503,504 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,680,242
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,230,152)

	Net unrealized depreciation	$(3,549,910)

(b)	Non-income producing security.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2011 (unaudited)

Commercial Banks	21.7%
Oil, Gas & Consumable Fuels	12.4
Metals & Mining	8.3
Semiconductors & Semiconductor Equipment	7.9
Automobiles	4.7
Wireless Telecommunication Services	4.2
Specialty Retail	4.0
Machinery	2.8
Construction & Engineering	2.8
Chemicals	2.6
Hotels, Restaurants & Leisure	2.3
Multiline Retail	2.1
Insurance	2.1
Other Investments, less than 2% each	18.1
Short-Term Investments	3.5

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

Currency Exposure at December 31, 2011 (unaudited)

United States Dollar	31.1%
Hong Kong Dollar	21.2
South Korean Won	13.4
New Taiwan Dollar	8.1
South African Rand	5.1
Indonesian Rupiah	3.5
Brazilian Real	3.4
Malaysian Ringgit	3.4
Indian Rupee	2.8
British Pound	2.1
Other, less than 2% each	5.4

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2011

Shares	Description	Value (†)

Common Stocks — 99.7% of Net Assets
	Australia — 5.1%
208,040	BHP Billiton Ltd.	$7,343,529
301,588	Woodside Petroleum Ltd.	9,440,633
430,391	WorleyParsons Ltd.	11,270,284

		28,054,446

	Belgium — 1.8%
166,864	Anheuser-Busch InBev NV	10,184,252

	Brazil — 2.9%
430,672	Cia Energetica de Minas Gerais, Sponsored Preference ADR	7,661,655
458,550	Itau Unibanco Holding S.A., Preference ADR	8,510,688

		16,172,343

	Canada — 6.2%
179,706	Bank of Nova Scotia	8,966,337
433,359	Cameco Corp.	7,822,130
734,959	Manulife Financial Corp.	7,827,539
331,092	Suncor Energy, Inc.	9,545,382

		34,161,388

	Chile — 1.1%
107,099	Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	5,767,281

	China — 11.4%
9,480,000	Agile Property Holdings Ltd.	8,442,528
10,246,000	China Longyuan Power Group Corp., Class H	8,015,179
5,502,000	China Resources Land Ltd.	8,772,499
4,210,000	China Unicom Hong Kong Ltd.	8,886,208
13,632,000	Industrial & Commercial Bank of China Ltd., Class H	8,069,294
237,677	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	5,716,132
1,116,000	Ping An Insurance (Group) Co. of China Ltd., Class H	7,336,117
397,400	Tencent Holdings Ltd.	7,952,183

		63,190,140

	Denmark — 1.4%
66,048	Novo Nordisk A/S, Class B	7,587,805

	France — 2.3%
441,997	AXA S.A.	5,713,347
111,756	Danone S.A.	7,012,960

		12,726,307

	Germany — 7.1%
118,129	Adidas AG	7,675,201
484,093	Aixtron SE AG	6,152,424
117,023	Bayer AG, (Registered)	7,473,487
83,258	Bayerische Motoren Werke AG	5,565,640
128,542	Deutsche Boerse AG(b)	6,727,607
72,438	Wacker Chemie AG	5,818,598

		39,412,957

	Hong Kong — 1.5%
4,526,150	Li & Fung Ltd.	8,328,373

	India — 1.2%
259,988	HDFC Bank Ltd., ADR	6,832,485

Shares	Description	Value (†)

	Israel — 2.6%
221,215	NICE Systems Ltd., Sponsored ADR(b)	$7,620,857
173,501	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	7,002,500

		14,623,357

	Italy — 3.2%
1,340,000	Prada SpA(b)	6,030,821
278,788	Saipem SpA	11,793,780

		17,824,601

	Japan — 12.4%
290,000	Canon, Inc.	12,762,116
52,500	FANUC Corp.	8,007,943
415,000	Komatsu Ltd.	9,676,923
9,562	Rakuten, Inc.	10,287,281
40,200	SMC Corp.	6,467,606
152,600	Terumo Corp.	7,173,653
425,200	Toyota Motor Corp.	14,060,133

		68,435,655

	Korea — 2.9%
21,944	Hyundai Mobis	5,575,355
23,226	Samsung Electronics Co. Ltd., GDR, 144A	10,700,218

		16,275,573

	Mexico — 1.4%
281,498	Wal-Mart de Mexico SAB de CV, Series V, Sponsored ADR	7,710,230

	Norway — 2.3%
789,435	Telenor ASA	12,918,122

	Spain — 1.4%
437,536	Grifols S.A.(b)	7,331,252
44,676	Grifols S.A., Class B(b)	485,704

		7,816,956

	Sweden — 1.5%
84,279	Millicom International Cellular S.A.	8,419,466

	Switzerland — 8.1%
474,946	ABB Ltd., (Registered)(b)	8,922,457
179,295	Adecco S.A., (Registered)(b)	7,472,347
121,851	Cie Financiere Richemont S.A., Class A	6,129,433
137,524	Holcim Ltd., (Registered)(b)	7,330,726
129,096	Nestle S.A., (Registered)	7,413,145
43,531	Roche Holding AG	7,361,887

		44,629,995

	Taiwan — 3.2%
858,000	Hiwin Technologies Corp.	6,955,213
3,937,500	Hon Hai Precision Industry Co. Ltd.	10,768,013

		17,723,226

	United Kingdom — 18.7%
263,227	Anglo American PLC	9,723,643
709,979	ARM Holdings PLC	6,553,440
536,292	BG Group PLC	11,457,150
514,759	British Sky Broadcasting Group PLC	5,856,564
217,222	HSBC Holdings PLC, Sponsored ADR	8,276,158
915,579	Prudential PLC	9,058,893
982,435	Rolls-Royce Holdings PLC(b)	11,374,784
305,783	Schroders PLC	6,234,458
367,588	Standard Chartered PLC	8,040,073
1,728,036	Tesco PLC	10,812,039

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2011

Shares	Description	Value (†)

	United Kingdom — continued
609,549	Vedanta Resources PLC	$9,617,072
425,643	Xstrata PLC	6,480,481

		103,484,755

	Total Common Stocks (Identified Cost $578,401,127)	552,279,713

Principal Amount
Short-Term Investments — 0.4%
$2,461,692	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $2,461,692 on 1/03/2012 collateralized by $2,450,000 U.S. Treasury Note, 1.250% due 10/31/2015 valued at $2,515,533 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,461,692)	2,461,692

	Total Investments — 100.1% (Identified Cost $580,862,819)(a)	554,741,405
	Other assets less liabilities — (0.1)%	(724,974)

	Net Assets — 100.0%	$554,016,431

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized depreciation on investments based on a cost of $599,170,923 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$35,054,420
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(79,483,938)

	Net unrealized depreciation	$(44,429,518)

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of Rule 144A holdings amounted to $3,000,539 or 0.5% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2011 (unaudited)

Commercial Banks	8.7%
Oil, Gas & Consumable Fuels	7.0
Metals & Mining	6.0
Machinery	5.7
Insurance	5.3
Pharmaceuticals	5.2
Semiconductors & Semiconductor Equipment	4.2
Energy Equipment & Services	4.2
Diversified Telecommunication Services	3.9
Textiles, Apparel & Luxury Goods	3.6
Automobiles	3.5
Food & Staples Retailing	3.3
Real Estate Management & Development	3.1
Food Products	2.7
Office Electronics	2.3
Chemicals	2.2
Aerospace & Defense	2.1
Other Investments, less than 2% each	26.7
Short-Term Investments	0.4

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

Currency Exposure at December 31, 2011 (unaudited)

British Pound	17.2%
United States Dollar	17.2
Euro	14.7
Hong Kong Dollar	13.0
Japanese Yen	12.4
Swiss Franc	8.1
Australian Dollar	5.1
New Taiwan Dollar	3.2
Canadian Dollar	3.0
Norwegian Krone	2.3
Other, less than 2% each	3.9

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Value Fund	Emerging Markets Fund	International Growth Fund
ASSETS
Investments at cost	$54,040,256	$54,852,595	$580,862,819
Net unrealized depreciation	(311,872)	(2,899,001)	(26,121,414)

Investments at value	53,728,384	51,953,594	554,741,405
Foreign currency at value (identified cost $204,407, $113,283 and $362,549)	204,242	109,349	362,558
Receivable for Fund shares sold	66,892	520	150,502
Receivable for securities sold	6,031,240	190,738	113,222
Dividends receivable	174,218	141,999	869,384
Tax reclaims receivable	42,731	—	271,346

TOTAL ASSETS	60,247,707	52,396,200	556,508,417

LIABILITIES
Payable for securities purchased	—	—	721,637
Payable for Fund shares redeemed	13,412,949	—	1,244,673
Payable to custodian bank (Note 8)	12,638,941	—	—
Foreign taxes payable (Note 2)	—	3,374	—
Dividends payable	13,528	—	—
Management fees payable (Note 5)	27,465	36,642	362,150
Deferred Trustees’ fees (Note 5)	51,793	49,460	70,758
Administrative fees payable (Note 5)	2,421	2,095	22,473
Other accounts payable and accrued expenses	85,750	70,765	70,295

TOTAL LIABILITIES	26,232,847	162,336	2,491,986

NET ASSETS	$34,014,860	$52,233,864	$554,016,431

NET ASSETS CONSIST OF:
Paid-in capital	$63,527,810	$60,858,753	$835,759,693
Distributions in excess of net investment income	(55,382)	(58,579)	(211,655)
Accumulated net realized loss on investments and foreign currency transactions	(29,143,121)	(5,660,113)	(255,394,070)
Net unrealized depreciation on investments and foreign currency translations	(314,447)	(2,906,197)	(26,137,537)

NET ASSETS	$34,014,860	$52,233,864	$554,016,431

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$14,742,051	$51,638,436	$548,109,541

Shares of beneficial interest	2,067,438	5,389,637	41,798,696

Net asset value, offering and redemption price per share	$7.13	$9.58	$13.11

Advisor Class:
Net assets	$19,272,809	$595,428	$5,906,890

Shares of beneficial interest	2,707,406	62,800	450,419

Net asset value, offering and redemption price per share	$7.12	$9.48	$13.11

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2011

	International Value Fund	Emerging Markets Fund	International Growth Fund
INVESTMENT INCOME
Dividends	$2,513,332	$1,389,664	$15,048,008
Less net foreign taxes withheld	(197,753)	(138,097)	(1,189,452)

	2,315,579	1,251,567	13,858,556

Expenses
Management fees (Note 5)	595,996	528,632	4,627,702
Administrative fees (Note 5)	36,825	24,503	285,991
Trustees’ fees and expenses (Note 5)	15,424	15,080	24,018
Transfer agent fees and expenses (Notes 5 and 6)	98,444	5,165	21,950
Audit and tax services fees	53,732	53,736	53,717
Custodian fees and expenses	88,396	133,303	218,259
Legal fees	1,076	681	8,090
Registration fees	39,254	34,749	36,960
Shareholder reporting expenses	31,492	1,048	4,337
Miscellaneous expenses	19,649	25,122	41,190

Total expenses	980,288	822,019	5,322,214
Less waiver and/or expense reimbursement (Note 5)	(11,543)	(28,680)	—

Net expenses	968,745	793,339	5,322,214

Net investment income	1,346,834	458,228	8,536,342

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,260,216	1,164,442	16,384,781
Foreign currency transactions	(8,516)	(50,935)	(123,687)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,586,635)	(16,016,656)	(140,328,985)
Foreign currency translations	(8,476)	(10,829)	(54,997)

Net realized and unrealized loss on investments and foreign currency transactions	(17,343,411)	(14,913,978)	(124,122,888)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,996,577)	$(14,455,750)	$(115,586,546)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund		International Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$1,346,834	$1,046,483	$458,228	$232,176	$8,536,342	$6,135,332
Net realized gain on investments and foreign currency transactions	1,251,700	5,318,269	1,113,507	3,999,041	16,261,094	11,046,762
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(18,595,111)	1,585,068	(16,027,485)	4,179,886	(140,383,982)	24,805,411

Net increase (decrease) in net assets resulting from operations	(15,996,577)	7,949,820	(14,455,750)	8,411,103	(115,586,546)	41,987,505

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(555,746)	(262,367)	(406,926)	(374,343)	(8,434,047)	(5,758,324)
Advisor Class	(824,100)	(878,268)	(3,688)	(3,371)	(75,277)	(67,355)

Total distributions	(1,379,846)	(1,140,635)	(410,614)	(377,714)	(8,509,324)	(5,825,679)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(33,771,797)	(18,032,798)	12,300,941	(906,038)	60,142,586	(62,132,624)

Net increase (decrease) in net assets	(51,148,220)	(11,223,613)	(2,565,423)	7,127,351	(63,953,284)	(25,970,798)

NET ASSETS
Beginning of the year	85,163,080	96,386,693	54,799,287	47,671,936	617,969,715	643,940,513

End of the year	$34,014,860	$85,163,080	$52,233,864	$54,799,287	$554,016,431	$617,969,715

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(55,382)	$(17,784)	$(58,579)	$(46,236)	$(211,655)	$(114,986)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of the period	$9.06		$8.34		$6.18	$12.77	$12.95

Income from Investment Operations:
Net investment income(a)	0.16		0.12		0.15	0.24	0.25
Net realized and unrealized gain (loss)	(1.81)		0.73		2.22	(5.45)	1.65

Total from Investment Operations	(1.65)		0.85		2.37	(5.21)	1.90

Less Distributions From:
Net investment income	(0.28)		(0.13)		(0.21)	(0.06)	(0.63)
Net realized capital gain	—		—		—	(1.32)	(1.45)

Total Distributions	(0.28)		(0.13)		(0.21)	(1.38)	(2.08)

Net asset value, end of the period	$7.13		$9.06		$8.34	$6.18	$12.77

Total return(b)	(18.22)%		10.25%		38.28%	(43.37)%	14.75%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$14,742		$17,962		$17,917	$106,435	$262,572
Net expenses(c)(d)	1.11	%(e)	1.07	%(f)	0.97%	0.94%	0.93%
Gross expenses(d)	1.14%		1.14%		0.97%	0.94%	0.94%
Net investment income(d)	1.84%		1.48%		2.30%	2.33%	1.76%
Portfolio turnover rate	38%		41%		45%	69%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.10%.
(f)	Effective May 1, 2010, the expense limit increased to 1.10%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of the period	$9.03		$8.31		$6.17	$12.75	$12.94

Income from Investment Operations:
Net investment income(a)	0.14		0.10		0.12	0.15	0.22
Net realized and unrealized gain (loss)	(1.80)		0.74		2.22	(5.36)	1.65

Total from Investment Operations	(1.66)		0.84		2.34	(5.21)	1.87

Less Distributions From:
Net investment income	(0.25)		(0.12)		(0.20)	(0.05)	(0.61)
Net realized capital gain	—		—		—	(1.32)	(1.45)

Total Distributions	(0.25)		(0.12)		(0.20)	(1.37)	(2.06)

Net asset value, end of the period	$7.12		$9.03		$8.31	$6.17	$12.75

Total return(b)	(18.40)%		10.12%		38.09%	(43.50)%	14.51%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$19,273		$67,201		$78,470	$58,834	$10,181
Net expenses(c)(d)	1.25	%(e)(f)	1.22	%(g)	1.15%	1.15%	1.15%
Gross expenses(d)	1.26%		1.29%		1.17%	1.23%	1.82%
Net investment income(d)	1.66%		1.25%		1.72%	1.85%	1.53%
Portfolio turnover rate	38%		41%		45%	69%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of less than 0.01%.
(f)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Effective May 1, 2010, the expense limit increased to 1.25%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009(a)	Year Ended December 31, 2008(a)	Year Ended December 31, 2007(a)
Net asset value, beginning of the period	$12.89	$11.05		$6.45	$30.80	$41.50

Income from Investment Operations:
Net investment income(b)	0.10	0.05		0.08	0.27	0.35
Net realized and unrealized gain (loss)	(3.33)	1.88		4.62	(14.83)	12.29

Total from Investment Operations	(3.23)	1.93		4.70	(14.56)	12.64

Less Distributions From:
Net investment income	(0.08)	(0.09)		(0.10)	(0.39)	(0.34)
Net realized capital gain	—	—		—	(9.40)	(23.00)

Total Distributions	(0.08)	(0.09)		(0.10)	(9.79)	(23.34)

Net asset value, end of the period	$9.58	$12.89		$11.05	$6.45	$30.80

Total return(c)	(25.09)%	17.49%		72.96%	(51.64)%	30.73%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$51,638	$54,220		$47,028	$38,191	$219,241
Net expenses(d)(e)	1.50%	1.45	%(f)	1.32%	1.25%	1.25%
Gross expenses(e)	1.55%	1.58%		1.67%	1.36%	1.32%
Net investment income(e)	0.87%	0.48%		0.96%	1.11%	0.74%
Portfolio turnover rate	45%	63%		57%	65%	59%

(a)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 12 of Notes to Financial Statements.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Effective May 1, 2010, the expense limit increased to 1.50%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009(a)	Year Ended December 31, 2008(a)	Year Ended December 31, 2007(a)
Net asset value, beginning of the period	$12.75	$10.95		$6.40	$30.65	$41.40

Income from Investment Operations:
Net investment income(b)	0.10	0.03		0.06	0.21	0.23
Net realized and unrealized gain (loss)	(3.31)	1.85		4.57	(14.69)	12.33

Total from Investment Operations	(3.21)	1.88		4.63	(14.48)	12.56

Less Distributions From:
Net investment income	(0.06)	(0.08)		(0.08)	(0.37)	(0.31)
Net realized capital gain	—	—		—	(9.40)	(23.00)

Total Distributions	(0.06)	(0.08)		(0.08)	(9.77)	(23.31)

Net asset value, end of the period	$9.48	$12.75		$10.95	$6.40	$30.65

Total return(c)	(25.19)%	17.15%		72.57%	(51.61)%	30.46%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$595	$579		$643	$87	$17
Net expenses(d)(e)	1.65%	1.60	%(f)	1.49%	1.40%	1.40%
Gross expenses(e)	1.97%	1.87%		1.94%	2.39%	334.55%
Net investment income(e)	0.86%	0.25%		0.63%	0.99%	0.47%
Portfolio turnover rate	45%	63%		57%	65%	59%

(a)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 12 of Notes to Financial Statements.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Effective May 1, 2010, the expense limit increased to 1.65%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value, beginning of the period	$16.16	$15.02	$9.97	$20.66		$18.59

Income from Investment Operations:
Net investment income(a)	0.21	0.15	0.14	0.25		0.15
Net realized and unrealized gain (loss)	(3.06)	1.14	5.06	(10.52)		3.40

Total from Investment Operations	(2.85)	1.29	5.20	(10.27)		3.55

Less Distributions From:
Net investment income	(0.20)	(0.15)	(0.15)	(0.22)		(0.11)
Net realized capital gain	—	—	—	(0.20)		(1.37)

Total Distributions	(0.20)	(0.15)	(0.15)	(0.42)		(1.48)

Net asset value, end of the period	$13.11	$16.16	$15.02	$9.97		$20.66

Total return(b)	(17.61)%	8.63%	52.20%	(50.10)%		19.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$548,110	$608,571	$633,958	$541,198		$908,350
Net expenses(c)(d)	0.86%	0.87%	0.88%	0.84	%(e)	0.88%
Gross expenses(d)	0.86%	0.87%	0.88%	0.86%		0.89%
Net investment income(d)	1.39%	1.05%	1.13%	1.58%		0.71%
Portfolio turnover rate	62%	52%	50%	69%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value, beginning of the period	$16.16	$15.01	$9.96	$20.62		$18.56

Income from Investment Operations:
Net investment income(a)	0.19	0.12	0.07	0.19		0.12
Net realized and unrealized gain (loss)	(3.07)	1.15	5.12	(10.47)		3.36

Total from Investment Operations	(2.88)	1.27	5.19	(10.28)		3.48

Less Distributions From:
Net investment income	(0.17)	(0.12)	(0.14)	(0.18)		(0.05)
Net realized capital gain	—	—	—	(0.20)		(1.37)

Total Distributions	(0.17)	(0.12)	(0.14)	(0.38)		(1.42)

Net asset value, end of the period	$13.11	$16.16	$15.01	$9.96		$20.62

Total return(b)	(17.82)%	8.44%	52.15%	(50.25)%		18.81%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$5,907	$9,398	$9,982	$1,181		$1,539
Net expenses(c)(d)	1.05%	1.10%	1.04%	1.15	%(e)(f)	1.15%
Gross expenses(d)	1.05%	1.10%	1.04%	1.17	%(e)	2.02%
Net investment income(d)	1.22%	0.83%	0.51%	1.22%		0.58%
Portfolio turnover rate	62%	52%	50%	69%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of 0.21%.
(f)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

Each Fund is a diversified investment company.

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

December 31, 2011, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	82%
Emerging Markets Fund	62%
International Growth Fund	80%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Funds during the year ended December 31, 2011.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in-kind, distributions in excess of current earnings and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, passive foreign investment company unrealized gains, foreign currency exchange contracts mark to market and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$1,379,846	$—	$1,379,846	$1,140,635	$—	$1,140,635
Emerging Markets Fund	410,614	—	410,614	377,714	—	377,714
International Growth Fund	8,509,324	—	8,509,324	5,825,679	—	5,825,679

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	Emerging Markets Fund	International Growth Fund
Undistributed ordinary income	$—	$—	$—
Undistributed long-term capital gains	—	—	—

Total undistributed earnings	—	—	—
Capital loss carryforward:
Short-term:
Expires December 31, 2016	—	—	(13,515,608)
Expires December 31, 2017	(25,397,706)*	(3,760,966)	(210,257,749)

Total capital loss carryforwards	(25,397,706)	(3,760,966)	(223,773,357)
Late year ordinary and post-October capital loss deferrals	(982,134)	(1,257,358)	(13,448,295)
Unrealized depreciation	(3,081,317)	(3,557,106)	(44,450,850)

Total accumulated losses	$(29,461,157)	$(8,575,430)	$(281,672,502)

Capital loss carryforward utilized in the current year	$1,252,593	$2,450,901	$13,451,653

*	The capital loss carryforwards for International Value Fund are subject to limitations pursuant to Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

—

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, at value:

International Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,693,739	$—	$1,693,739
China	—	5,977,711	—	5,977,711
France	—	3,577,123	—	3,577,123
Germany	—	2,753,979	—	2,753,979
Hong Kong	—	524,016	—	524,016
Italy	—	702,443	—	702,443
Japan	—	8,609,212	—	8,609,212
Korea	430,590	884,883	—	1,315,473
Norway	—	548,469	—	548,469
Russia	1,572,592	470,116	—	2,042,708
Singapore	—	671,046	—	671,046
South Africa	—	965,314	—	965,314
Sweden	—	574,817	—	574,817
Switzerland	—	4,578,519	—	4,578,519
Taiwan	—	1,071,031	—	1,071,031
United Kingdom	710,720	9,708,708	—	10,419,428
All Other Common Stocks(a)	7,056,255	—	—	7,056,255

Total Common Stocks	9,770,157	43,311,126	—	53,081,283

Preferred Stocks(a)	—	647,101	—	647,101

Total	$9,770,157	$43,958,227	$—	$53,728,384

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $1,113,897 was transferred from Level 2 to Level 1 during the year ended December 31, 2011. At December 31, 2010, this security was fair valued pursuant to procedures approved by the Board of Trustees; at December 31, 2011, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Emerging Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$597,735	$10,776,063	$—	$11,373,798
Hong Kong	—	281,044	—	281,044
India	1,488,120	1,446,155	—	2,934,275
Indonesia	—	1,848,409	—	1,848,409
Korea	596,177	6,387,755	—	6,983,932
Malaysia	—	1,775,487	—	1,775,487
Russia	2,663,710	615,800	—	3,279,510
South Africa	—	2,667,597	—	2,667,597
Taiwan	—	4,241,864	—	4,241,864

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

Asset Valuation Inputs — continued

Description	Level 1	Level 2	Level 3	Total
Thailand	$—	$862,038	$—	$862,038
Turkey	—	691,535	—	691,535
United Kingdom	588,933	525,344	—	1,114,277
All Other Common Stocks(a)	11,415,425	—	—	11,415,425

Total Common Stocks	17,350,100	32,119,091	—	49,469,191

Preferred Stocks(a)	657,124	—	—	657,124
Short-Term Investments	—	1,827,279	—	1,827,279

Total	$18,007,224	$33,946,370	$—	$51,953,594

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $831,360 was transferred from Level 2 to Level 1 during the year ended December 31, 2011. At December 31, 2010, this security was fair valued pursuant to procedures approved by the Board of Trustees; at December 31, 2011, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$28,054,446	$—	$28,054,446
Belgium	—	10,184,252	—	10,184,252
China	5,716,132	57,474,008	—	63,190,140
Denmark	—	7,587,805	—	7,587,805
France	—	12,726,307	—	12,726,307
Germany	—	39,412,957	—	39,412,957
Hong Kong	—	8,328,373	—	8,328,373
Italy	—	17,824,601	—	17,824,601
Japan	—	68,435,655	—	68,435,655
Korea	10,700,218	5,575,355	—	16,275,573
Norway	—	12,918,122	—	12,918,122
Spain	485,704	7,331,252	—	7,816,956
Sweden	—	8,419,466	—	8,419,466
Switzerland	—	44,629,995	—	44,629,995
Taiwan	—	17,723,226	—	17,723,226
United Kingdom	8,276,158	95,208,597	—	103,484,755
All Other Common Stocks(a)	85,267,084	—	—	85,267,084

Total Common Stocks	110,445,296	441,834,417	—	552,279,713

Short-Term Investments	—	2,461,692	—	2,461,692

Total	$110,445,296	$444,296,109	$—	$554,741,405

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

In May, 2011, Accounting Standard Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of March 31, 2012 for the Funds, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Funds’ financial statements.

4.  Purchases and Sales of Securities.  For the year ended December 31, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$29,468,633	$41,972,995
Emerging Markets Fund	34,852,729	23,749,587
International Growth Fund	444,253,955	382,205,279

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%

HGI has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	1.10%	1.25%
Emerging Markets Fund	1.50%	1.65%
International Growth Fund	1.00%	1.15%

HGI shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

For the year ended December 31, 2011, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
Fund					Gross	Net
International Value Fund	$595,996	$5,657	$3,761	$586,578	0.75%	0.74%
Emerging Markets Fund	528,632	24,579	—	504,053	1.00%	0.95%
International Growth Fund	4,627,702	—	—	4,627,702	0.75%	0.75%

[1]	Contractual management fee waivers are subject to possible recovery until December 31, 2012.

For the year ended December 31, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
	Institutional Class	Advisor Class
International Value Fund	$2,125	$—
Emerging Markets Fund	2,166	1,935

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

No expenses were recovered for any of the Funds during the year ended December 31, 2011 under the terms of the expense agreements.

b.  Distribution Agreement.  NGAM Distribution, L.P. (“NGAM Distribution”) (formerly Natixis Distributors, L.P.), which is a wholly-owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Under the distribution agreement, the Funds do not pay NGAM Distribution for its services.

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) (formerly Natixis Asset Management Advisors, L.P.), provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2011, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
International Value Fund	$36,825
Emerging Markets Fund	24,503
International Growth Fund	285,991

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. NGAM Distribution pays the remainder of the fees.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

For the year ended December 31, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
International Value Fund	$18,898
Emerging Markets Fund	1,275
International Growth Fund	7,775

e.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for the Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in aggregate, a retainer fee at the annual rate of $95,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.  Class-Specific Expenses.  For the year ended December 31, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Advisor Class
International Value Fund	$2,125	$96,319
Emerging Markets Fund	2,166	2,999
International Growth Fund	6,734	15,216

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended December 31, 2011, none of the Funds had borrowings under these agreements.

8.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At December 31, 2011, the International Value Fund had an overdraft of $12,638,941 payable to the custodian bank, and incurred $2,761 in interest in connection with the overdraft.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds’ investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

10.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
International Value Fund	$59
International Growth Fund	624

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2011, certain Funds had shareholders that owned more than 5% of the Funds’ total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of a fund, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Shareholders	Percentage of Ownership
International Value Fund	2	36.01%
Emerging Markets Fund	3	95.33%
International Growth Fund	3	29.88%

Shares held in omnibus accounts may be beneficially held by one or more individuals or entities other than the owner of record. As of December 31, 2011, a Fund had omnibus accounts representing ownership of more than 25% of the Fund’s total outstanding shares. The number of omnibus accounts representing ownership of more than 25% of total outstanding shares of the fund, based on accounts that represent more than 25% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 25% Omnibus Accounts	Percentage of Ownership
International Value Fund	1	34.65%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

12.  Reverse Stock Split.  On April 23, 2010, Emerging Markets Fund implemented a 1-for-5 reverse stock split for the Institutional and Advisor Class shares. The net effect of the reverse stock split was to decrease the number of the Classes’ outstanding shares and increase the net asset value per share by a proportionate amount. Immediately after the reverse stock split, each shareholder held the same percentage of the Classes’ outstanding shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity shown in Note 13 and per-share data shown in the Financial Highlights for periods prior to April 23, 2010 have been restated to reflect the reverse stock split.

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	377,832	$3,489,036	224,470	$1,787,274
Issued in connection with the reinvestment of distributions	77,571	551,395	12,096	108,056
Redeemed	(370,154)	(3,371,164)	(402,309)	(3,013,869)

Net change	85,249	$669,267	(165,743)	$(1,118,539)

Advisor Class
Issued from the sale of shares	1,723,589	$15,054,333	1,937,906	$15,519,055
Issued in connection with the reinvestment of distributions	107,668	769,015	98,067	872,094
Redeemed	(6,568,601)	(50,264,412)	(4,035,147)	(33,305,408)

Net change	(4,737,344)	$(34,441,064)	(1,999,174)	$(16,914,259)

Increase (decrease) from capital share transactions	(4,652,095)	$(33,771,797)	(2,164,917)	$(18,032,798)

	Year Ended December 31, 2011		Year Ended December 31, 2010
Emerging Markets Fund	Shares	Amount	Shares(a)	Amount
Institutional Class
Issued from the sale of shares	1,342,376	$14,162,048	320,784	$3,376,510
Issued in connection with the reinvestment of distributions	42,388	406,926	29,880	373,754
Redeemed	(202,926)	(2,486,924)	(390,487)	(4,517,703)

Net change	1,181,838	$12,082,050	(39,823)	$(767,439)

Advisor Class
Issued from the sale of shares	33,195	$394,030	17,047	$195,148
Issued in connection with the reinvestment of distributions	388	3,688	247	3,057
Redeemed	(16,174)	(178,827)	(30,664)	(336,804)

Net change	17,409	$218,891	(13,370)	$(138,599)

Increase (decrease) from capital share transactions	1,199,247	$12,300,941	(53,193)	$(906,038)

(a)	Shares issued/redeemed prior to April 23, 2010 have been restated to reflect a 1-for-5 reverse stock split.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

	Year Ended December 31, 2011		Year Ended December 31, 2010
International Growth Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	10,871,748	$157,290,278	9,018,521	$133,922,277
Issued in connection with the reinvestment of distributions	482,699	6,323,360	265,578	4,240,174
Redeemed	(5,998,873)	(84,862,117)	(8,676,223)	(129,550,439)
Redeemed in-kind (Note 14)	(1,205,737)	(16,530,655)	(5,167,931)	(69,536,279)

Net change	4,149,837	$62,220,866	(4,560,055)	$(60,924,267)

Advisor Class
Issued from the sale of shares	32,413	$513,867	125,341	$1,840,735
Issued in connection with the reinvestment of distributions	5,452	71,426	4,044	64,494
Redeemed	(169,166)	(2,663,573)	(212,671)	(3,113,586)

Net change	(131,301)	$(2,078,280)	(83,286)	$(1,208,357)

Increase (decrease) from capital share transactions	4,018,536	$60,142,586	(4,643,341)	$(62,132,624)

14.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The International Growth Fund realized gains of $605,572 on redemptions in-kind during the year ended December 31, 2011. This amount is included in realized gain (loss) on the Statements of Operations. The redemption was comprised of $15,727,976 of securities and $802,679 in cash.

15.  Subsequent Event.  Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund and International Growth Fund (each a series of Hansberger International Series) (the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2012

2011 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2011 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International Value Fund	100.00%
Emerging Markets Fund	100.00%
International Growth Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2011, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Value Fund	$170,301	$2,499,461
Emerging Markets Fund	118,029	1,389,664
International Growth Fund	1,122,316	15,020,201

TRUSTEES AND OFFICERS INFORMATION

The tables below provide certain information regarding the trustees and officers of Hansberger International Series (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Hansberger International Series Fund at 1-800-414-6927.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee from 2007 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Daniel M. Cain (1945)	Trustee since 2007 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2007 Trustee since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Erik R. Sirri (1958)	Trustee since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM
Distribution, L.P.

Ronald Holt (1968)	Executive Vice President	Since September 2007	President and Chief Executive Officer, January 2007 to present, and Managing Director of Research, 2003-2007, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM
Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

M-HN58-1211

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11
Hansberger International Series	$126,000	$127,800	$399	$142	$57,293	$22,410	$—	$—

1.	Audit-related fees consist of:

2010 —performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2011—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2010 – review of the Registrant’s tax returns, tax analysis of ownership changes, tax treatment of the Hansberger International Core Fund’s liquidation and consulting services related to new Massachusetts filing requirements and Washington State nexus notice.

2011 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2010 and 2011 were $57,692 and $22,552, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global Investors, Inc. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11
Control Affiliates	$12,000	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/10 – 12/31/10	1/1/11– 12/31/11
Control Affiliates	$15,200	$122,221

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2012